UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

TITAN MACHINERY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33866	45-0357838
(Commission File Number)	(IRS Employer
Identification No.)

644 East Beaton Drive

West Fargo, North Dakota 58078

(Address of Principal Executive Offices)  (Zip Code)

(701) 356-0130

(Registrant’s Telephone Number, Including Area Code)

4876 Rocking Horse Circle

Fargo, ND 58106-6049

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of Titan Machinery Inc., held June 3, 2010, in Minneapolis, Minnesota, our stockholders elected two Class III directors, David Meyer and John Bode, to hold office until our 2013 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.  The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
David Meyer	12,072,465	1,855,612	1,953,761
John Bode	13,807,773	120,304	1,953,761

The stockholders also ratified the appointment of Eide Bailly LLP as our Independent Registered Public Accounting Firm for the fiscal year ending January 31, 2011.  The voting results were as follows:

Total number of shares voted in favor:	15,793,180
Total number of shares voted against:	82,766
Total number of shares abstaining:	5,892

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN MACHINERY INC.

Date: June 8, 2010	By	/s/ Mark Kalvoda
Mark Kalvoda
Chief Accounting Officer